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                                                                      EXHIBIT 21

                                SYSCO CORPORATION
                        ACTIVE AND INACTIVE SUBSIDIARIES
                            AS OF SEPTEMBER 19, 2003

                                                                                                JURISDICTION
                                                                                                      OF
ACTIVE SUBSIDIARIES                                                                             INCORPORATION
A.M. Briggs, Inc.                                                                                  Delaware
Baugh Supply Chain Cooperative, Inc.                                                               Delaware
Baugh Northeast Co-Op, Inc.(16)                                                                    Delaware
Buckhead Beef Company                                                                              Delaware
Freedman Meats, Inc.                                                                               Delaware
   *Freedman Food Service, Inc.                                                                     Texas
   *#Freedman Food Service of Austin, LP***                                                         Texas
   *Freedman Food Service of Dallas, Inc.                                                           Texas
   *Freedman Food Service of Denver, Inc.                                                          Delaware
   *#Freedman Food Service of San Antonio, LP***                                                    Texas
   *Freedman-KB, Inc.                                                                              Delaware
FreshPoint Holdings, Inc.                                                                          Delaware
*FreshPoint, Inc.                                                                                  Delaware
  *FreshPoint Distribution, Inc.                                                                   Delaware
      *American Produce & Vegetable Co., Inc.                                                      Delaware
      *Carnival Fruit Company, Inc.                                                                Florida
      *FreshPoint of Southern California, Inc.(1)                                                 California
      *Lee Ray-Tarantino Co., Inc.                                                                California
      *Royal Foods Company, Inc.                                                                  California
      *Movsovitz & Sons of Florida, Inc.                                                           Florida
          *Sunburst Foods, Inc.                                                                    Delaware
             *FreshPoint of Palm Beach, Inc.                                                       Florida
             *FreshPoint of Atlanta, Inc.(3)                                                       Georgia
             *P. Tavilla Co. (Miami) Inc.                                                          Florida
             *Red's Market, Inc.                                                                   Florida
      *Produce America, Inc.                                                                       Delaware
  *Pacific Produce Co. Ltd.                                                                    Alberta, Canada
         * Sysco I&S Foodservices, Inc.                                                        Alberta, Canada
  *FreshPoint of Denver, Inc.                                                                      Colorado
  *FreshPoint of Las Vegas, Inc.                                                                   Delaware
Fulton Provision Co.(4)                                                                            Delaware
Guest Supply, Inc.                                                                                New Jersey
  *Breckenridge-Remy Co.                                                                           Delaware
         *Franklin Supply Company(13)                                                              Delaware
         *Guest Distribution Services, Inc.                                                        Delaware
         *MacDonald Contract Sales, Inc.(5)                                                    Ontario, Canada
   *Guest Supply Canada, Inc.(6)                                                                    Canada
   *Guest International Ltd.                                                                    United Kingdom
   *Guest Packaging, Inc.                                                                         New Jersey

Hallsmith-Sysco Food Services, LLC(17)                                                             Delaware
INGENIUM Medical Supply Chain Solutions, Inc.                                                      Delaware
Malcolm Meats Company                                                                              Delaware
Nobel/Sysco Food Services Company                                                                  Colorado
  *Sysco Food Services of New Mexico(18)                                                           Delaware
Pegler-Sysco Food Services Company                                                                 Nebraska
  *Pegler-Sysco Transportation Co.                                                                 Nebraska
Regional Administrative Services, Inc.                                                             Delaware
SFS Shelf, LLC                                                                                     Delaware
Sysco Administrative Services, Inc.                                                                Delaware
  #*Sysco Proprietary LP                                                                            Texas
  #*Sysco Services LP                                                                               Texas
Sysco Canada, Company                                                                            Nova Scotia
   *Sysco Holdings of B.C., Inc.                                                                    Canada
     *North Douglas Sysco Food Services, Inc.                                                       Canada
   *Sysco Holdings of Kelowna, Inc.                                                                 Canada
       *Sysco HRI Supply Ltd.                                                                       Canada
   *Sysco Holdings Limited                                                                      New Brunswick
       *Sysco Food Services of Central Ontario, Inc.(11)                                       Ontario, Canada
Midwest Cooperative, Inc.                                                                          Delaware
Southeast Cooperative, Inc.                                                                        Delaware
Southwest Cooperative, Inc.                                                                        Delaware
Western Cooperative, Inc.                                                                          Delaware
Sysco Asian Foods, Inc.                                                                            Delaware
Sysco eVentures, Inc.                                                                              Delaware
Sysco Financial Services, LLC                                                                      Delaware
  *Sysco Finance, LP                                                                               Delaware
  *Hardin's-Sysco Food Services, LLC                                                               Delaware
  *Lankford-Sysco Food Services, LLC                                                               Delaware
  *Robert Orr-Sysco Food Services, LLC                                                             Delaware
  *Sysco Food Services of New Orleans, LLC                                                         Delaware
  *Sysco Texas Partners, Inc.                                                                      Delaware
  *Sysco Administrative Services II, Inc.                                                          Delaware
     **Sysco Food Services of Austin, LP                                                           Delaware
     **Sysco Food Services of Dallas, LP                                                           Delaware
    **Sysco Food Services of Houston, LP                                                           Delaware
    **Sysco Food Services of San Antonio, LP                                                       Delaware
Sysco Food Services of Albany, LLC(17)                                                             Delaware
Sysco Food Services of Arizona, Inc.                                                               Delaware
  *Sysco Arizona Leasing, Inc.                                                                     Delaware
Sysco Food Services of Arkansas, LLC                                                               Delaware
Sysco Food Services of Atlanta, LLC                                                                Delaware
Sysco Food Services of Baltimore, LLC(17)                                                          Delaware
Sysco Food Services of Baraboo, LLC (12;17)                                                        Delaware
Sysco Food Services of Central Alabama, Inc.                                                       Delaware
Sysco Food Services of Central California, Inc.(23)                                               California
Sysco Food Services of Central Florida, Inc.                                                       Delaware
Sysco Food Services of Central Pennsylvania, LLC                                                   Delaware
Sysco Food Services of Charlotte, LLC                                                              Delaware

Sysco Food Services-Chicago, Inc.                                                                  Delaware
Sysco Food Services of Cincinnati, LLC(17)                                                         Delaware
Sysco Food Services of Cleveland, Inc.                                                             Delaware
Sysco Food Services of Columbus, Inc.(21)                                                            Ohio
  *Sysco Abbott Transportation Services, Ltd.                                                        Ohio
Sysco Food Services of Connecticut, LLC(17)                                                        Delaware
Sysco Food Services of Detroit, LLC                                                                Delaware
Sysco Food Services of Eastern Wisconsin, LLC(17)                                                  Delaware
Sysco Food Services of Grand Rapids, LLC                                                           Delaware
Sysco Food Services of Hampton Roads, Inc.(10)                                                     Delaware
Sysco Food Services of Idaho, Inc.                                                                  Idaho
Sysco Food Services of Indianapolis, LLC                                                           Delaware
Sysco Food Services of Iowa, Inc.                                                                  Delaware
Sysco Food Services of Jackson, LLC(17)                                                            Delaware
Sysco Food Services - Jacksonville, Inc.                                                           Delaware
Sysco Food Services of Jamestown, LLC(17)                                                          Delaware
Sysco Food Services of Kansas City, Inc.                                                           Missouri
Sysco Food Services of Las Vegas, Inc.                                                             Delaware
Sysco Food Services of Los Angeles, Inc.                                                           Delaware
Sysco Food Services of Metro New York, LLC(8)                                                      Delaware
Sysco Food Services of Minnesota, Inc.                                                             Delaware
Sysco Food Services of Montana, Inc.                                                               Delaware
Sysco Food Services of North Dakota, Inc.                                                          Delaware
Sysco Food Services of Northern New England, Inc.                                                   Maine
  *Reed Distributors                                                                                Maine
Sysco Food Services of Oklahoma, LLC(19)                                                           Delaware
Sysco Food Services of Philadelphia, LLC                                                           Delaware
Sysco Food Services of Pittsburgh, LLC(20)                                                         Delaware
Sysco Food Services of Portland, Inc.                                                              Delaware
Sysco Food Services of Sacramento, Inc.                                                            Delaware
Sysco Food Services of San Diego, Inc.                                                             Delaware
Sysco Food Services of San Francisco, Inc.                                                        California
Sysco Food Services of Seattle, Inc.                                                               Delaware
Sysco Food Services of South Florida, Inc.                                                         Delaware
Sysco Food Services of Southeast Florida, LLC                                                      Delaware
Sysco Food Services of St. Louis, LLC                                                              Delaware
Sysco Food Services of Syracuse, LLC(17)                                                           Delaware
Sysco Food Services of Vancouver, Inc.(7)                                                        B.C., Canada
#*Four Seasons Food Ltd.                                                                         B.C., Canada
+The SYGMA Network of Canada
+Pronamic Distribution
Sysco Food Services of Ventura, Inc.                                                               Delaware
Sysco Food Services of Virginia, LLC                                                               Delaware
Sysco Food Services - West Coast Florida, Inc.                                                     Delaware
Sysco Intermountain Food Services, Inc.                                                            Delaware
Sysco/Louisville Food Services Co.                                                                 Delaware
Sysco Merger Ohio, Inc.(14)                                                                          Ohio
Sysco Merger Ohio II, Inc.(15)                                                                     Delaware
Sysco Newport Meat Company                                                                         Delaware

Sysco Resources, Inc.                                                                              Delaware
Sysco Resources Southeast, Inc.                                                                    Delaware
Sysco Resources Southwest, Inc.                                                                    Delaware
Sysco Resources Midwest, Inc.                                                                      Delaware
Sysco Resources West, Inc.                                                                         Delaware
SYSCO International Co.                                                                          Nova Scotia
>SFS Canada I LP                                                                                    Canada
 SFS GP I, Inc.                                                                                     Canada
>SFS Canada II LP                                                                                   Canada
 SFS GP II, Inc.                                                                                    Canada
Sysco Food Services of Canada, Inc.(24)                                                             Canada
     =SYSCO Canada
     =SYSCO Food Services of Canada
     =SYSCO Quebec
     =SYSCO Food Services of Quebec
     =SYSCO Food Services of Calgary
     =SYSCO Regina
     =SYSCO Food Services of Regina
     =SYSCO Food Services of Edmonton
     =SYSCO Food Services of Winnipeg
     =SYSCO Ventra
     =SYSCO Food Services of Atlantic Canada
     =SYSCO Food Services of Toronto
     =SYSCO London
     =SYSCO Kingston
     =SYSCO Thunder Bay
     =SYSCO Sturgeon Falls
The SYGMA Network, Inc.                                                                            Delaware
Watson Sysco Food Services, Inc.                                                                   Delaware

                                                                                                 JURISDICTION
                         INACTIVE AND NAMESAVER                                                       OF
                              SUBSIDIARIES                                                      INCORPORATION
DiPaolo/Sysco Food Services, Inc. (Name Saver)                                                       Ohio
Dowd Food Discount Corp. (Inactive)                                                               New Jersey
Food Service Transportation, Inc. (Inactive)                                                       Nebraska
FreshPoint of Houston, Inc. (Inactive)                                                             Delaware
FreshPoint of Washington D.C., Inc.(2) (Inactive)                                            District of Columbia
Garden Cash & Carry, Inc. (Inactive)                                                               Delaware
Grants - Sysco Food Services, Inc. (Name Saver)                                                    Michigan
Olewine's Sysco Food Services Company (Name Saver)                                                 Delaware
Sysco Equipment & Furnishings Company (Inactive)                                                   Delaware
SyscoMed, Inc. (Inactive)                                                                          Delaware
Sysco Food Services of Beaumont, Inc. (Inactive)                                                   Delaware
SYSCO Ontario Produce, Inc. (Inactive)                                                              Canada
SYSCO Ready Fresh Produce, Inc. (Inactive)                                                          Canada
2901 Polk, Inc. (Inactive)                                                                          Texas
SYSCO SERCA Food Services - Atlantic, Inc. (Inactive)(25)                                           Canada
SYSCO SERCA Food Services - West, Inc. (Inactive)(26)                                               Canada

SYSCO SERCA Food Services of Ontario, Inc. (Inactive)(27)                                           Canada
SYSCO SERCA Food Services of Quebec, Inc. (Inactive)(28)                                            Canada
SFS SERCA Properties, Inc. (Inactive)(29)                                                           Canada
The SYGMA Network of Canada, Inc. (Inactive)(30)                                                   Ontario
Pronamic Distribution Inc. (Inactive)(31)                                                          Ontario

*        Second Tier Subsidiary

** Limited Partnerships whose parents are: Sysco Texas Partners, Inc. (1%) and Sysco Administrative Services II, Inc. (99%)

*** Limited Partnerships whose parents are: Freedman Meats, Inc. (2%) and Freedman-KB, Inc. (98%)

>        Canadian Limited Partnership

#        Multiple parents

=        Registered names for SYSCO Food Services of Canada, Inc.

+        Registered names for SYSCO Food Services of Vancouver, Inc.

(1) F/k/a G&G Produce Company

(2) F/k/a Imperial Produce Co., Inc.

(3) F/k/a Mitt Parker Company, Incorporated

(4) F/k/a Sysco Food Services of Oregon, Inc.

(5) Dissolved 2/18/2002

(6) F/k/a Guest International (Canada) Ltd.

(7) F/k/a K.W. Food Distributors Ltd. (Konings)

(8) F/k/a Ritter Sysco Food Services, LLC

(9) F/k/a Sysco Food Services of South Carolina, LLC

(10) F/k/a Doughtie's Sysco Food Services, Inc.

(11) F/k/a Sysco Food Services of Ontario, Inc. which was formerly known as Strano Sysco Food Services Ltd.

(12) F/k/a Baraboo-Sysco Food Services

(13) Merged into Breckenridge-Remy Co. 4/26/2002

(14) Merged into Abbott Foods, Inc. which then changed its name to Sysco Food Services of Columbus, Inc. 10/15/2002

(15) Owns 1% interest of Sysco Abbott Transportation Services, Ltd.

(16) F/k/a Northeast Cooperative, Inc.

(17) Former Sysco Corp. Division, began operating as a Limited Liability Company 1/1/2003

(18) F/k/a Nobel/Sysco Food Services Co. - Southwest Division, will begin operating as a Limited Liability Company 7/1/2003

(19) F/k/a Sysco Food Services of Oklahoma, Inc., converted to a Limited Liability Company effective 12/31/2002

(20) F/k/a Sysco Food Services of Pittsburgh, Inc., merged with and into Sysco Food Services of Pittsburgh, LLC effective 12/31/2002

(21) D/b/a Abbott Sysco Food Services

(22) Acquired 9/30/2002

(23) F/k/a Sysco Food Services of Modesto, Inc.

(24) F/k/a SYSCO SERCA Food Services, Inc.

(25) Amalgamated into Sysco Food Services of Canada, Inc.

(26) Amalgamated into Sysco Food Services of Canada, Inc.

(27) Amalgamated into Sysco Food Services of Canada, Inc.

(28) Amalgamated into Sysco Food Services of Canada, Inc.

(29) Amalgamated into Sysco Food Services of Canada, Inc.

(30) Amalgamated into Sysco Food Services of Vancouver, Inc.

(31) Amalgamated into Sysco Food Services of Vancouver, Inc.